UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2024
CNB FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 South Second Street			16830
PO Box 42			(Zip Code)
Clearfield	,	Pennsylvania
(Address of principal executive offices)
(814) 765-9621
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC

Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, perpetual preferred stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On January 23, 2024, CNB Financial Corporation (NASDAQ: CCNE), the parent company of CNB Bank, issued a press release describing its results of operations for the three and twelve months ended December 31, 2023. That press release is attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

d. Exhibits.

Number	Description
99.1	Press release of CNB Financial Corporation dated January 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: January 23, 2024	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer